HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5795 - PremierSolutions Standard (Series A)

333-151805        HV-6776 - Premier Innovations(SM)

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Supplement dated November 8, 2012 to your Prospectus

FUND NAME CHANGE

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND – CLASS A

Effective December 1, 2012, the following name change is made to your Prospectus:

Old Name	New Name

Wells Fargo Advantage Total Return Bond Fund - Class A	Wells Fargo Advantage Core Bond Fund - Class A

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.